UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    ----------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): May 9, 2003 (May 7, 2003)

                            GENERAL COMMUNICATION, INC.
              (Exact Name of Registrant as Specified in its Charter)

    Alaska                          0-15279                         92-0072737
---------------               ----------------------               ------------
(State or Other              (Commission File Number)             (IRS Employer
Jurisdiction of                                                   Identification
Incorporation)                                                        Number)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 265-5600


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Explanatory Note

     This Form 8-K/A amends the Form 8-K dated as of May 7, 2003 wherein General Communication, Inc. (GCI) issued a press release announcing first quarter 2003 earnings. This amendment corrects the number of revenue generating units reported as of March 31, 2003 and March 31, 2002 in the press release under the section heading "Cable Television Results".

The corrected section is included below.

    "The standardized definition of a revenue generating unit is the sum of all primary analog video, digital video, high-speed data, and telephony customers, not counting additional outlets. At March 31, 2003 and 2002 our cable business had 173,281 and 162,580 revenue generating units, respectively."

The full press release, as corrected, is attached as Exhibit 99.1.


Item 7. Financial Statements and Exhibit.

(a) Financial statements of businesses acquired: None

(b) Pro forma financial information: None

(c) Exhibit:

This exhibit is furnished pursuant to Item 9 hereof and is not deemed to be "filed" under the Securities Exchange Act of 1934.

99.1 Press release dated May 7, 2003 (corrected May 9, 2003)


Item 9. Regulation FD Disclosure and disclosure under Item 12 - Results of Operations and Financial Condition.

     On May 7, 2003, General Communication, Inc. (GCI) issued a press release announcing first quarter 2003 earnings. A copy of the corrected press release as of May 9, 2003 is attached as Exhibit 99.1. This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

     The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     The earnings release attached as Exhibit 99.1 discloses the non-GAAP financial measure of EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization and Accretion). EBITDA has been reconciled to the closely related GAAP financial measure, Net Income, within the earnings release.

     EBITDA is the sum of Net Income, Net Interest expense, Taxes, and Depreciation, Amortization and Accretion. EBITDA is not presented as an alternative measure of Net Income as determined in accordance with Generally Accepted Accounting Principles. GCI's management uses EBITDA to evaluate the operating performance of its business, and as a measure of performance for incentive compensation purposes. GCI believes EBITDA is a measure used as an analytical indicator of income generated to service debt and fund capital expenditures. In addition, multiples of current or projected EBITDA are used to estimate current or prospective enterprise value. EBITDA does not give effect to cash used for debt service requirements, and thus does not reflect funds available for investment or other discretionary uses. EBITDA as presented herein may not be comparable to similarly titled measures reported by other companies.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENERAL COMMUNICATION, INC.
                                          ---------------------------
                                                  (Registrant)

Date: May 9, 2003


                                          By /s/ John M. Lowber
                                             -----------------------------------
                                          Name:  John M. Lowber
                                          Title: Senior Vice President,
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer
                                                 (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   --------------------------------------------------------
99.1          Press release of General Communication, Inc., dated
              May 7, 2003 and corrected May 9, 2003.